INVESCO INTERNATIONAL GROWTH FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-6463
SERIES NO.:         1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                    $ 32,347
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                    $     85
           Class C                                                    $  1,030
           Class R                                                    $  1,139
           Class Y                                                    $ 50,448
           Class R5                                                   $ 25,940
           Class R6                                                   $ 12,412

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                    $ 0.3846
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                    $ 0.1553
           Class C                                                    $ 0.1553
           Class R                                                    $ 0.3078
           Class Y                                                    $ 0.4664
           Class R5                                                   $ 0.4922
           Class R6                                                   $ 0.5186

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                      81,314
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                         418
           Class C                                                       6,255
           Class R                                                       3,414
           Class Y                                                     114,143
           Class R5                                                     48,251
           Class R6                                                     23,893

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                    $  31.61
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                    $  29.04
           Class C                                                    $  29.07
           Class R                                                    $  31.23
           Class Y                                                    $  31.70
           Class R5                                                   $  32.11
           Class R6                                                   $  32.10

INVESCO GLOBAL SMALL & MID CAP GROWTH FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-6463
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                    $ 2,652
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                    $     -
           Class C                                                    $     -
           Class Y                                                    $   132
           Class R5                                                   $   124

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                    $0.0987
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                    $     -
           Class C                                                    $     -
           Class Y                                                    $0.1489
           Class R5                                                   $0.1730

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     27,481
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                        380
           Class C                                                      1,758
           Class Y                                                        867
           Class R5                                                       751

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                    $ 17.26
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                    $ 14.25
           Class C                                                    $ 14.27
           Class Y                                                    $ 17.30
           Class R5                                                   $ 17.17

INVESCO GLOBAL GROWTH FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-6463
SERIES NO.:         5

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                    $ 1,631
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class Y                                                    $    59
           Class R5                                                   $     -
           Class R6                                                   $    12

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                    $0.1489
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class Y                                                    $0.2206
           Class R5                                                   $0.2663
           Class R6                                                   $0.2663

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     11,538
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                        112
           Class C                                                        963
           Class Y                                                        359
           Class R5                                                         1
           Class R6                                                        54

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                    $ 27.60
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                    $ 25.46
           Class C                                                    $ 25.46
           Class Y                                                    $ 27.65
           Class R5                                                   $ 27.46
           Class R6                                                   $ 27.46

INVESCO ASIA PACIFIC GROWTH FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-6463
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                    $13,896
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                    $   151
           Class C                                                    $ 1,839
           Class Y                                                    $ 8,971

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                    $0.8875
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                    $0.6401
           Class C                                                    $0.6401
           Class Y                                                    $0.9725

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     15,178
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                        182
           Class C                                                      2,675
           Class Y                                                     10,465

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                    $ 29.25
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                    $ 27.28
           Class C                                                    $ 27.10
           Class Y                                                    $ 29.30

INVESCO EUROPEAN GROWTH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-6463
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                    $ 7,951
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                    $    37
           Class C                                                    $   922
           Class R                                                    $   182
           Class Y                                                    $11,375
           Investor Class                                             $ 2,490

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                    $0.5073
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                    $0.2737
           Class C                                                    $0.2737
           Class R                                                    $0.4284
           Class Y                                                    $0.5936
           Investor Class                                             $0.5141

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     16,417
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                        100
           Class C                                                      3,368
           Class R                                                        442
           Class Y                                                     21,406
           Investor Class                                               4,871

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                    $ 34.66
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                    $ 32.23
           Class C                                                    $ 32.27
           Class R                                                    $ 34.52
           Class Y                                                    $ 34.72
           Investor Class                                             $ 34.57

INVESCO INTERNATIONAL CORE EQUITY FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-6463
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                    $   415
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                    $     2
           Class C                                                    $    23
           Class R                                                    $    15
           Class Y                                                    $    66
           Investor Class                                             $   117
           Class R5                                                   $    46
           Class R6                                                   $   819

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                    $0.1101
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                    $0.0237
           Class C                                                    $0.0237
           Class R                                                    $0.0817
           Class Y                                                    $0.1380
           Investor Class                                             $0.1101
           Class R5                                                   $0.1734
           Class R6                                                   $0.1745

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                      3,732
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                         70
           Class C                                                        922
           Class R                                                        194
           Class Y                                                        523
           Investor Class                                               1,041
           Class R5                                                       283
           Class R6                                                     2,698

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                    $ 10.26
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                    $ 10.32
           Class C                                                    $ 10.03
           Class R                                                    $ 10.29
           Class Y                                                    $ 10.43
           Investor Class                                             $ 10.43
           Class R5                                                   $ 10.21
           Class R6                                                   $ 10.20

INVESCO GLOBAL OPPORTUNITIES FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-6463
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                    $    20
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class Y                                                    $    15
           Class R5                                                   $     -
           Class R6                                                   $     -

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                    $0.0211
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class Y                                                    $0.0518
           Class R5                                                   $0.0518
           Class R6                                                   $0.0518

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                      1,019
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                        236
           Class R                                                         20
           Class Y                                                        286
           Class R5                                                         1
           Class R6                                                         1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                    $ 12.67
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                                    $ 12.46
           Class R                                                    $ 12.61
           Class Y                                                    $ 12.70
           Class R5                                                   $ 12.71
           Class R6                                                   $ 12.70

INVESCO SELECT OPPORTUNITIES FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-6463
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                    $    -
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class C                                                    $    -
           Class R                                                    $    -
           Class Y                                                    $    -
           Class R5                                                   $    -
           Class R6                                                   $    -

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                    $    -
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class C                                                    $    -
           Class R                                                    $    -
           Class Y                                                    $    -
           Class R5                                                   $    -
           Class R6                                                   $    -

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     1,571
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                     1,426
           Class R                                                        22
           Class Y                                                       484
           Class R5                                                        1
           Class R6                                                        1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                    $12.53
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                                    $12.22
           Class R                                                    $12.43
           Class Y                                                    $12.64
           Class R5                                                   $12.65
           Class R6                                                   $12.64

INVESCO INTERNATIONAL COMPANIES FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-6463
SERIES NO.:         14

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                       254
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                         1
          Class R                                                         1
          Class Y                                                       248
          Class R5                                                        1
          Class R6                                                    5,379

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                    $10.45
      2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                                                    $10.43
          Class R                                                    $10.45
          Class Y                                                    $10.46
          Class R5                                                   $10.46
          Class R6                                                   $10.46